Redeemable Non-controlling Interests	12 Months Ended
Dec. 31, 2017
Redeemable Non-controlling Interests
Redeemable Non-controlling Interests

16. Redeemable Non-controlling Interests

        As at December 31, 2017 and 2016, no redeemable non-controlling interests were outstanding.

        In November and December 2010, the Company and HMHL, entered into subscription and shareholders' agreements ("SSAs") with Mitsui & Co., Ltd. ("Mitsui") and SBCVC Fund III Company Limited ("SBCVC") (collectively, the "preferred shareholders"), whereby HMHL issued 7,390,029 redeemable convertible preferred shares ("Preferred Shares") for an aggregate consideration of US$20.1 million. The Preferred Shares on an as-if-converted basis represented approximately 19.76% of the aggregate issued and outstanding share capital of HMHL on the closing date.

        In October 2012, the Company repurchased all 2,815,249 Preferred Shares from SBCVC. The remaining 4,574,780 Preferred Shares of US$12.5 million held by Mitsui represented approximately 12.24% of HMHL on a fully diluted basis.

        In May and June 2014, the Company and HMHL further entered into two subscription agreements with Mitsui, whereby HMHL issued a total of 672,713 HMHL's Preferred Shares to Mitsui and 4,825,418 HMHL's ordinary shares to the Company for an aggregate consideration of US$25.0 million, after which Mitsui's interest in HMHL remained at 12.24% on a fully diluted basis.

        On July 23, 2015, the Company entered into a subscription agreement with Mitsui under which the Company issued 3,214,404 new ordinary shares of the Company valued at approximately US$84.0 million in exchange for the Preferred Shares held by Mitsui with carrying value of US$84.0 million (including accretion adjustment up to July 23, 2015). The transaction was completed on July 23, 2015 and as a result of this transaction, Mitsui held approximately 5.69% of the enlarged share capital of the Company at that time. The outstanding balance of redeemable non-controlling interests was extinguished with the corresponding increase in the Company's shares and additional paid-in capital.

Accounting for preferred shares

        The Preferred Shares were redeemable upon occurrence of an event that is not solely within the control of the issuer. Accordingly, the Preferred Shares were recorded and accounted for as redeemable non-controlling interests outside of permanent equity in the Group's consolidated balance sheets. The Group recorded accretion when it was probable that the Preferred Shares will become redeemable. The accretion, which increases the carrying value of the redeemable non-controlling interests, was recorded against retained earnings, or in the absence of retained earnings, by recording against the additional paid-in capital. During the year ended December 31, 2015, HMHL recorded an accretion of US$43,001,000 to the Preferred Shares based on such preferred shareholder's share of the estimated valuation of HMHL.